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                                                                    EXHIBIT j(1)


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

The Board of Directors and Shareholders
AIM Summit Fund Inc.:

We consent to the use of our report on AIM Summit Fund, Inc. dated December 3, 1999 included herein and the reference to our firm under the heading "Financial Highlights" in the Prospectuses and "Reports" in the Statement of Additional Information.


/s/ KPMG LLP
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KPMG LLP

Houston, Texas
February 23, 2000